                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 17
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

          This Amendment No. 17 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective October 14, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Institutional Class Shares to Invesco Pacific Growth Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 14, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

                    PORTFOLIO                       CLASSES OF EACH PORTFOLIO
                    ---------                      ---------------------------
Invesco Balanced-Risk Allocation Fund              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Balanced-Risk Commodity Strategy Fund      Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco China Fund                                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Commodities Strategy Fund                  Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Developing Markets Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Emerging Market Local Currency Debt Fund   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

                    PORTFOLIO                       CLASSES OF EACH PORTFOLIO
                    ---------                      ---------------------------
Invesco Endeavor Fund                              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Global Fund                                Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Global Advantage Fund                      Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Global Dividend Growth Securities Fund     Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Global Health Care Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Investor Class Shares
                                                   Institutional Class Shares

Invesco Health Sciences Fund                       Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco International Total Return Fund            Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Japan Fund                                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco LIBOR Alpha Fund                           Class A Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

                    PORTFOLIO                       CLASSES OF EACH PORTFOLIO
                    ---------                      ---------------------------
Invesco Pacific Growth Fund                        Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Small Companies Fund                       Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Van Kampen Emerging Markets Fund           Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Van Kampen Global Equity Allocation Fund   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen Global Franchise Fund           Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen Global Tactical Asset           Class A Shares
   Allocation Fund                                 Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Van Kampen International Advantage Fund    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen International Growth Fund       Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares"